# CSI Compressco LP

Tim Knox, President and Director

# Forward Looking Statements

This presentation contains “forward-looking statements” and information based on our beliefs and those of our general partner. Forward-looking statements in this presentation are identifiable by the use of the following words and other similar words: “anticipates”, “assumes”, “believes”, “budgets”, “could”, “estimates”, “expects”, “forecasts”, “goal”, “intends”, “may”, “might”, “plans”, “predicts”, “projects”, “schedules”, “seeks”, “should, “targets”, “will” and “would”. These forward-looking statements include statements concerning expected results of operations for 2015, anticipated benefits and growth of CSI Compressco LP following the acquisition of Compressor Systems, Inc. (CSI), including increases in cash distributions per unit, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding CSI Compressco’s beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. Such forward-looking statements reflect our current views with respect to future events and financial performance and are based on assumptions that we believe to be reasonable but such forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: economic and operating conditions that are outside of our control, including the supply, demand, and prices of crude oil and natural gas; the levels of competition we encounter; the activity levels of our customers; the availability of adequate sources of capital to us; our ability to comply with contractual obligations, including those under our financing arrangements; our operational performance; risks related to acquisitions and our growth strategy, including our recent acquisition of Compressor Systems, Inc.; the availability of raw materials and labor at reasonable prices; risks related to our foreign operations; the effect and results of litigation, regulatory matters, settlements, audits, assessments, and contingencies; and other risks and uncertainties contained in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC website at www.sec.gov. The risks and uncertainties referred to above are generally beyond our ability to control and we cannot predict all the risks and uncertainties that could cause our actual results to differ from those indicated by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results may vary from those indicated by the forward-looking statements, and such variances may be material. All subsequent written and oral forward-looking statements made by or attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements we may make, except as may be required by law.

*Please Note:* CSI Compressco™, GasJack®, VJack™, and Compressco® are jointly registered trademarks or trademarks of CSI Compressco Operating LLC and CSI Compressco Sub Inc. in the United States and/or other countries.

# Highlights

- Tied to production and consumption, not drilling
- Predictable revenue and profit
- Stable asset utilization
- Continued opportunities for growth



# Company Profile

CSI COMPRESSCO LP™

## CSI Compressco LP (NASDAQ: CCLP)

- 44 year history in natural gas compression industry
- Over 800 employees and 35 locations

## TETRA Technologies, Inc. (NYSE: TTI)

- Owns 2% GP interest and IDRs
- Owns 42% of common units
- Expands CCLP's footprint and capabilities

| Stock Market / Symbol | NASDAQ: CCLP |
|---|---|
| Recent Unit Price(1) | $14.50 |
| Market Capitalization(1) | $481.2M |
| Enterprise Value(1) | $1.1B |
| Number of Units Outstanding(1) | 33.2M |
| Average daily volume (last 3 months) (1) | 94,334 |
| Distribution Annualized(2) | $2.01 |
| Distribution Yield(1) | 13.9% |
| Headquarters | Midland, Texas |

(1) Unit price as of November 10, 2015. See Appendix for reconciliation of Market Capitalization and Enterprise Value.
(2) Annualized Q3-2015 unit distribution is shown. Q3-2015 unit distribution of $0.5025/outstanding unit announced on October 20, 2015.

# Business Model

COMPRESSCO LP™

## "Vertically Integrated" Compression Provider

- Compression Services
  - Fee based service, utilizing our assets and personnel
  - Equipment packages, from 20 Hp to over 2,000 Hp
  - Diversified in US footprint and customer-base
  - Service focused and technology driven
  - Mexico, Argentina, Canada and other international operations
- New Equipment Sales
  - Package built to customer specifications
  - Funded through a progress billing format
  - State- of-the-art manufacturing facility
  - Experienced in 20 Hp to 8,000 Hp packages engineering and design
  - Global reach
- Aftermarket Services
  - Revitalize, overhaul and repurpose customer owned assets
  - Shop and field services, maintenance contracts and parts sales

YTD September 2015 Revenue



Equipment Sales 32%
AMS 6%
Compression and Related Services 62%

YTD September 2015 Contribution Margin



AMS 2%
Equipment Sales 11%
Compression and Related Services 87%

YTD September 2015 Revenue



International 10%
United States 90%

# Markets We Serve



### Wellhead – Gas Lift Vapor Recovery

Compression is required at the wellhead to increase production, capture vapors and direct the gas to gathering systems.



### Midstream Gathering

Compressors gather natural gas from one or more sources and boost the pressure for efficient delivery to processing and transportation.



### Processing, Storage and Pipeline Transportation

Compression is utilized in the processing of natural gas and is also required to maintain pressure and more natural gas through the system of interstate pipelines for distribution and storage.



### Consumer

In 2014, the U.S. consumed 27.7 trillion cubic feet of natural gas.

Consumption by end use:
- 31% Power generation
- 28% Industrial
- 19% Residential
- 13% Commercial
- 9% Production, plant and distribution
- <0.2% Vehicle Fuel

Source: www.eia.gov

# Compression Services
## Driven by Production and Consumption

- Consumption in the U.S. continues to increase
- U.S. produces roughly 72,000 MMSCFD, requiring roughly 19 million Hp for production alone(5)



U.S. Natural Gas Consumption(4)
In Billion Cubic Feet
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
2008
2009
2010
2011
2012
2013
2014
Consumers
Others

- Compression fleet utilization is largely disassociated from short term swings in commodity prices



Macro Variables(1) vs. Fleet Utilization(2)
Macro Variables (% change from 2008)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
Utilization
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
2013
2014
2015 Q1(3)
2015 Q2(3)
2015 Q3(3)
CSI Compressco Fleet Utilization
HH Gas Price
WTI Oil Price
Rig Count

(1) Rig Count: Baker Hughes, HH Gas Price and WTI Oil Price: EIA. Macro variables based on period averages.
(2) ProForma 2008–2013 YE utilization of combined Compressor Systems, Inc. (CSI) and Compressco Partners fleet prior to acquisition.
(3) 2015 data is as of March 31, 2015, June 30, 2015 and September 30, 2015.
(4) Source: www.eia.gov
(5) Assumes Ps=20 psig, Pd = 1400 psig, and 265 Hp/MMscfd

# Compression Services
## Fleet Composition

COMPRESSCO LP™

**Business line with the largest portion of revenue, highest contribution margin, and most stable cash flow for the partnership**

- Wide spectrum of equipment offerings
- Over 300 field service technicians
- Diverse deployment, largely dissociated with short-term drilling activity and commodity prices
- Concentrations of equipment allow for efficient use of human and inventory resources
- Internal packaging capability
- Real-time remote monitoring system

**Utilized Fleet Composition(1)**

Hp by Application

Hp by Hp Range



Liquids Rich Production 14%
Dry Gas Production 21%
Gathering; 65%
0-100 HP 16%
801+ HP 46%
101-800 HP 38%

(1) Utilized fleet composition as of September 30, 2015



Six Compressor Packages at a Central Delivery Point, > 8,000 Hp Total Webb County, TX

# Compression Services
## Market Position

4th largest fleet (Hp)

11% GCA market share U.S. and Canada(1)

9% market share international(2)

Only large vertically integrated compression provider

Revenue Generating Hp(3)



In Thousands
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,618
1,411
1,338
951
510
Archrock
USA
CDM
CSI Compressco
JW
Others



Fleet Monitoring Center
Midland, TX

(1) Internal estimate based on data from Gas Compressor Association and considering only the market served by Gas Compressor Association member companies and other quantified fleets.
(2) Spears & Associates, Inc., Oilfield Market Report 2005-2015, January 2015.
(3) CSI Compressco Hp as of September 30. 2015, others per most recent available data and management estimates.

# Compression Services
## Fleet Deployment





**Wellhead – Gas Lift**
**Vapor Recovery**

**14%**
Liquid Rich Natural Gas

**21%**
Dry Natural Gas

**Gathering - Midstream**

**65%**
of our Compression Services are in the Midstream market

- Continued investment in midstream services fleet
- >90% utilization of 800+ Hp fleet
- Highest profitability comes from 800+ Hp segment of fleet
- Driven by production and consumption, not by short term drilling or commodity price cycles
- 86% of fleet deployed in "dry gas" applications

# Compression Services
## Fleet Growth

- Since 2012:
  - Invested over $350 million
  - Added over 300,000 Hp
- Low maintenance capital
  - ≈ $14 million in 2015 budget for over 1 million Hp
- Average duration on job > 36 months(1)
- Average age of fleet unit ≈ 7.5 years(2)
- Typical fleet unit life > 20 years(3)

Hp by Region



International 4%
East 10%
South Texas 25%
Mid-Continent 18%
Permian 24%
West 19%

Compression Services Revenue(4)



$350
$300
$250
$200
$150
$100
$50
$0
In Millions
2008 2009 2010 2011 2012 2013 2014 2015E

Hp & Utilization(4)



87.2% 75.4% 76.7% 79.8% 82.1% 83.8% 87.7% 86.4% 83.6% 81.9%
1,300 1,200 1,100 1,000 900 800 700 600
In Thousands
90% 85% 80% 75% 70% 65% 60% 55% 50%
2008 2009 2010 2011 2012 2013 2014 2015-Q1 2015-Q2 2015-Q3
Existing Hp
Net Hp Growth
EoP Utilization

(1) Management estimates, based on internal data.
(2) Management estimate, based on internal data. Hp weighted average age of compression services fleet as of September 30, 2015.
(3) Management estimate, based on internal data. For accounting purposes the depreciable life of fleet GasJack® and VJack™ packages is 12 years and the depreciable life of other fleet compressor packages is 20 years.
(4) Pro forma 2008 through 2014 revenue, horsepower, and utilization includes CSI unaudited revenues, occurring prior to August 4, 2014, acquisition. "Existing Hp" is as of beginning of indicated period..

# Equipment Sales

CSI COMPRESSCO LP™

- Experienced in building for many compression applications
- Niche business of engine drive oil field pump systems
- Project lead-time lends to visibility, allows resource right-sizing for consistent absorption
- Working capital neutral through progressive billings
- Low fixed costs have little drain of profits during downturn
- Reduced backlog allows improved deliveries in response to market opportunities



Sinkontai Pump Station – Myanmar
Southeast Asia Crude Oil Pipeline Project


New Equipment Sales Revenue(1)
$200
$150
$100
$50
$
In $ Millions
2011
2012
2013
2014
2015 (2)
Backlog
In-Year Sales

(1) Pro forma 2011-2014 revenue includes CSI unaudited results, occurring prior to August 4, 2014, acquisition.
(2) 2015 New Equipment Sales backlog as of June 30, 2015, and management forecast of additional 2015 orders.

# Growth Strategy

COMPRESSCO LP™

| | |
|---|---|
| **Acquisition** | ▪ Strategic geographic footprint expansion<br>▪ Strategic customer base expansion<br>▪ Unwavering commitment to quality equipment<br>▪ Focus on long-term value proposition |
| **Domestic** | ▪ Allocate CapEx to most highly utilized equipment configurations where highest returns exist<br>▪ Marcellus penetration through sales, AMS, and fleet opportunities with proper return<br>▪ Expanded vapor recovery opportunities (EPA OOOO regulations)<br>▪ Build-Own-Operate, compression station, and process solution offerings |
| **International** | ▪ Continue to grow large Hp fleet in Mexico, make similar progress throughout LA and EH<br>▪ Multiple paths to market (direct rental and sales, BOO, back-to-back, distribution)<br>▪ Partner with TETRA for compressor station and process solution offerings<br>▪ Expand reach of niche business Pump Systems International |
| **Margins** | ▪ Incremental cost synergies continue to be executed<br>▪ Attack costs, eliminate wastes, manage Supply Chain initiatives<br>▪ Preserve profits by minimizing under-absorption during downturn<br>▪ Continued consolidation with TETRA shared services and JDE E1 |

# Distribution Trend

COMPRESSCO LP™



Distributable Cash Flow and Annualized Quarterly Distributions(1)
Distribution Per Unit
Trailing Tweleve Months DCFin $ Millions & Unit Price in $
$2.45
$2.25
$2.05
$1.85
$1.65
$1.45
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$1.59
$1.68
$1.70
$1.72
$1.75
$1.78
$1.81
$1.84
$1.94
$1.98
$2.00
$2.01
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
TTM DCF ($ Millions)
Annualized Distribution Per Unit
Unit Price

- Increased distributions eleven of the last twelve quarters
- Domestic and international expansion opportunities, combined with continued savings, support continued growth

(1) See Appendix for DCF calculation

# Financial Overview

COMPRESSCO LP™

## Business model provides relatively predictable cash flow, not as susceptible to commodity price swings When compared to many other oil field services

### Operational

- Largest vertically integrated provider
- 44 year history with brand recognition
- Experienced and stable management team
- Valuable and diverse customer relationships
- Trained, skilled, and stable workforce
- Positioned for growth (organic, acquisition, and new markets)

### Financial

- Increased distribution 12 of last 13 quarters
- Predictable cash flows from relatively long duration projects
- Ample liquidity to support growth initiatives
- Debt maturity 4 and 7 years out, revolver and sr. notes, respectively

**Revenue[2] (In Millions)**



$180
$150
$120
$90
$60
$30
$0
$144.5
$114.7
$90.5
$103.1
$122.8
$109.3
$133.4
$124.8
$102.9
$126.5
$128.9
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2013
2014
2015

**Adjusted EBITDA (In Millions) and Margins [1,2]**



$50
$40
$30
$20
$10
$0
35%
30%
25%
20%
15%
10%
5%
0%
25.1%
25.4%
29.5%
31.1%
25.5%
25.2%
29.8%
27.7%
30.3%
24.4%
24.3%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2013
2014
2015
PF Adj. EBITDA
PF Adj. EBITDA Margin

(1) See appendix for EBITDA reconciliations
(2) Pro-Forma including CSI prior to Aug,4 2014 acquisition

# Approach to Downturn

COMPRESSCO LP™

- Keep assets utilized
- Serve new customers
- Serve existing customers with additional products and services
- Grow market share
- Aggressively attack costs

# Credit Profile

COMPRESSCO LP™



Debt and Liquidity
$700
$600
$500
$400
$300
$200
$100
$-
$510
$540
$553
$578
$588
$256
$239
$217
$200
$175
2014-Q3
2014-Q4
2015-Q1
2015-Q2
2015-Q3
Liquidity
Debt



Leverage Ratio
6.00x
5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
4.11x
4.00x
4.13x
4.25x
4.41x
2014-Q3
2014-Q4
2015-Q1
2015-Q2
2015-Q3
Leverage Ratio
Covenant

**Incurred capex of $95M and paid out distributions of $66M for a total of $161M, yet debt has only increased by less than ½ of that number and the leverage ratio has only increased by 0.3 turns**

# Appendix

# Reconciliations

COMPRESSCO LP™

| Distributable Cash Flow<br>In $Millions | | YTD Sept 2015 |
|---|---|---|
| Net Income | $ | 5 |
| Provision for Income Taxes | | 1 |
| Depreciation and Amortization | | 61 |
| Interest Expense, net | | 24 |
| **EBITDA** | **$** | **91** |
| Less: | | |
| Current income tax benefit | | 0 |
| Maintenance capital expenditures | | 8 |
| Interest Expense | | 24 |
| Plus: | | |
| Non-cash cost of compressors sold | | 1 |
| Equity Compensation | | 2 |
| Amortization of financing Costs | | 2 |
| CSI transaction related costs | | 0 |
| **Distributable Cash Flow** | **$** | **64** |
| **Cash distribution attributable to period** | **$** | **52** |
| **Coverage Ratio** | | **1.2x** |

| (Thousands,except unit price)<br>**Market Capitalization Reconciliation:** | | |
|---|---|---|
| Market price per unit on 11/10/2015 | $ | 14.50 |
| Units outstanding as of 11/10/2015 | | 33,186 |
| **Market Capitalization** | **$** | **481,199** |
| **Enterprise Value:** | | |
| Market Capitalization | $ | 481,199 |
| Debt as of 9/30/2015 | $ | 588,349 |
| **Enterprise Value** | **$** | **1,069,548** |

# Reconciliations

COMPRESSCO LP™

| CSI Compressco - Adjusted EBITDA Reconciliation '($ in Millions) | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1-13 | Q2-13 | Q3-13 | Q4-13 | Q1-14 | Q2-14 | Q3-14 | Q4-14 | Q1-15 | Q2-15 | Q3-15 |
| Income (Loss) Before Taxes | $11.9 | $3.8 | $1.0 | $4.2 | $5.2 | $0.6 | ($0.1) | $3.2 | $2.4 | $1.5 | $2.1 |
| Interest Income/Expense | 7.2 | 7.4 | 7.2 | 7.4 | 7.3 | 7.5 | 7.4 | 7.7 | 7.9 | 8.0 | 8.2 |
| DD&A | 16.8 | 17.3 | 17.7 | 19.8 | 18.6 | 18.4 | 18.9 | 20.1 | 20.0 | 20.7 | 20.7 |
| Stock Option expense | 0.3 | 0.4 | 0.3 | 0.4 | 0.2 | 0.2 | 0.5 | 0.6 | 0.5 | 0.7 | 0.5 |
| Unusual Items | - | 0.2 | 0.5 | 0.3 | - | 0.8 | 13.1 | 2.9 | 0.4 | 0.0 | 0.0 |
| **Adjusted EBITDA** | **$36.2** | **$29.1** | **$26.7** | **$32.1** | **$31.3** | **$27.5** | **$39.8** | **$34.5** | **$31.2** | **$30.9** | **$31.4** |
| **Revenue** | **$144.5** | **$114.7** | **$90.5** | **$103.1** | **$122.8** | **$109.3** | **$133.4** | **$124.8** | **$102.9** | **$126.5** | **$128.9** |
| **EBITDA Margin** | **25.1%** | **25.4%** | **29.5%** | **31.1%** | **25.5%** | **25.2%** | **29.8%** | **27.6%** | **30.3%** | **24.4%** | **24.4%** |

| CSI Compressco Liquidity Reconciliation | | | | | |
|---|---|---|---|---|---|
| | Q3-14 | Q4-14 | Q1-15 | Q2-15 | Q3-15 |
| Senior Notes | $344.9 | $345.0 | $345.1 | $345.2 | $345.3 |
| Revolver Outstanding | 165.0 | 195.0 | 208.0 | 233.0 | 243.0 |
| Total Debt | $509.9 | $540.0 | $553.1 | $578.2 | $588.3 |
| | | | | | |
| Total Revolver | 400.0 | 400.0 | 400.0 | 400.0 | 400.0 |
| Revolver Outstanding | (165.0) | (195.0) | (208.0) | (233.0) | (243.0) |
| Revolver Availability | 235.0 | 205.0 | 192.0 | 167.0 | 157.0 |
| | | | | | |
| Revolver Availability | 235.0 | 205.0 | 192.0 | 167.0 | 157.0 |
| Cash excl. Restrcited Cash | 21.1 | 34.1 | 25.5 | 33.3 | 18.3 |
| **Liquidity** | **$256.1** | **$239.1** | **$217.5** | **$200.3** | **$175.3** |